Property and Equipment (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Net property and equipment at cost
Leasehold improvements	$ 525	$ 525
Laboratory equipment and other	2,856	2,898
Total property and equipment, at cost	3,381	3,423
Less: Accumulated depreciation	3,163	2,965
Property and equipment, net	$ 218	$ 458